Filename: p09-1852exhibit99jointfiler.txt
                                      Type: EX-99
                                      Comment/Description:  Joint Filer
                                      (this header is not part of the document)


                             Joint Filer Information

NAME: Hudson Bay Fund LP

ADDRESS:  c/o Hudson Bay Capital Management, L.P.
-------   120 Broadway, 40th Floor
          New York, NY 10271

DESIGNATED FILER: Hudson Bay Capital Management, L.P.
----------------

ISSUER AND TICKER SYMBOL: EnteroMedics Inc. (ETRM)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 2, 2009
---------------------------------

                                      Filename: p09-1852exhibit99jointfiler.txt
                                      Type: EX-99
                                      Comment/Description:  Joint Filer
                                      (this header is not part of the document)



                             Joint Filer Information

NAME: Hudson Bay Overseas Fund Ltd.
----

ADDRESS:  c/o Hudson Bay Capital Management, L.P.
-------   120 Broadway, 40th Floor
          New York, NY 10271

DESIGNATED FILER: Hudson Bay Capital Management, L.P.
----------------

ISSUER AND TICKER SYMBOL: EnteroMedics Inc. (ETRM)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 2, 2009
---------------------------------

                                      Filename: p09-1852exhibit99jointfiler.txt
                                      Type: EX-99
                                      Comment/Description:  Joint Filer
                                      (this header is not part of the document)


                             Joint Filer Information


NAME: Sander Gerber

ADDRESS:  c/o Hudson Bay Capital Management, L.P.
-------   120 Broadway, 40th Floor
          New York, NY 10271

DESIGNATED FILER: Hudson Bay Capital Management, L.P.
----------------

ISSUER AND TICKER SYMBOL: EnteroMedics Inc. (ETRM)
------------------------

DATE OF EVENT REQUIRING STATEMENT: October 2, 2009
---------------------------------